SUMMARY PROSPECTUS FOR NEW INVESTORS
May 1, 2022
New York Life Premier Variable Annuity- P Series
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Issued through
NYLIAC Variable Annuity Separate Account-III
This summary prospectus summarizes key features of the New York Life Premier Variable Annuity- P Series policy.
Before you invest, you should review the prospectus for the New York Life Premier Variable Annuity- P Series policies, which contains more information about the policy’s features, benefits, and risks. You can find this document and other information about the contract online at https://dfinview.com/NewYorkLife/TAHD/premier-pseries. You can also obtain this information at no cost by calling our New York Life Annuities Service Center at 1-800-762-6212 or by sending an email request with your name and mailing address to PremierPProspectus@newyorklife.com.
You can sign up for electronic delivery of your summary prospectus, updates to the summary prospectus or other communications by logging into your account at www.newyorklifeannuities.com.
You may cancel your policy within 10 days of delivery of the policy without paying fees or penalties. In some states, this cancellation period may be longer. In California, purchasers age 60 and over can allocate their Accumulation Value to the Fidelity® VIP Government Money Market Portfolio during the Free Look period. Upon cancellation, you will receive either (i) a full refund of the amount you paid with your application, or (ii) your policy value (Accumulation Value.) You should review the prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

i

Definitions

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments.
Annuity Commencement Date—The date on which Income Payments under the policy are scheduled to begin. This date cannot be later than the date you attain age 115.
Base Contract Charge—Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary or beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).
Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Code—The Internal Revenue Code of 1986, as amended.
Good Order—We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request.
Holding Period—The 10 year period starting on the Rider Effective Date or the Rider Reset Effective Date, as applicable, and ending on the Holding Period End Date.
Holding Period End Date—The 10th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.
Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.
Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
IPR—Investment Preservation Rider - P Series.
IPR Death Benefit—The death benefit available with the IPR, equal to the Guaranteed Amount under the IPR on the IPR Holding Period End Date, reduced proportionally by any partial withdrawals made after the IPR Holding Period End Date.
IPR Reset—Changing the guaranteed amount of the Investment Preservation Rider - P Series to make it equal the Accumulation Value (less any applicable reductions) on the Policy Anniversary following your reset request.
Life Income—Guaranteed Period Payment Option—The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.
Non–Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation.
Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy. If a jointly owned policy is issued, ownership rights and privileges under the policy must be exercised jointly.

Payee—The individual designated to receive Income Payments under the policy.
Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page—Page 2 of the policy which contains the policy specifications.
Policy Date—The date the policy is effective and from which Policy Years, policy quarters, policy months, and Policy Anniversaries are measured. It is shown on the Policy Data Page.
Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary.
Portfolios —The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.
Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Return of Premium Death Benefit —The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.
Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.
Rider Effective Date—The date on which the IPR is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR Reset, this date is the same as the “Rider Reset Effective Date.”
Sales Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
Separate Account—NYLIAC Variable Annuity Separate Account–III is a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.
Standard Death Benefit—The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greatest of (i) your Accumulation Value; or (ii) the Return of Premium Death Benefit; (iii) the Step-up Death Benefit; or (iv) the IPR Death Benefit.
Step–up Death Benefit—the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

Important Information You Should Consider About The Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal
If you withdraw more than the Surrender Charge Free Amount within 7 years following your premium payment, you will be assessed a surrender charge. The maximum surrender charge is 7% of the amount withdrawn during the first two Policy Year(s) declining to 0% over that seven-year period. For example, if you make an early withdrawal within the first two Policy Years, you could pay a surrender charge of up to
$7,000 on a $100,000 investment.
CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions, such as when you transfer cash value between
investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction. Currently, the policy offers only one Investment Division. In the future we may make additional Investment Divisions available.
CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS – Annual Policy Expenses; Annual Portfolio Expenses

ANNUAL FEE	Minimum	Maximum
Base contract[1]	1.00%	1.20%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.80%	0.80%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
Investment Preservation Rider – P Series (IPR)[3]	0.70%	0.70%	CHARGES AND DEDUCTIONS – Charge for the Investment Preservation Rider – P Series

1 As a percentage of Accumulation Value.
2 As a percentage of average net Portfolio assets. Fees and expenses are for the year ended December 31, 2022 and will change from year to year. Minimum will be lower for California residents over 60 who choose to allocate to the Fidelity VIP Government Money Market Portfolio
during the Free Look period.
3 As a percentage of the guarantee under the IPR.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST: $2,272.00	HIGHEST ANNUAL COST $2,272.00

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges, and
Portfolio fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS
Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to 7 years following your premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon. You will not receive a benefit under the IPR rider unless you hold the policy for at least the specified Holding Period applicable to the rider.
PRINCIPAL RISKS
Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of
available (e.g., Portfolios)
•You should review the prospectuses for the available Portfolios before making an investment decision.
PRINCIPAL RISKS
Insurance Company Risks
An investment in the policy is subject to the risks related to the
Depositor, including that any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling the New York Life Annuities Service Center at
800-762-6212.
PRINCIPAL RISKS

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•The policy invests exclusively in the Fidelity VIP FundsManager 60%
Portfolio, except that investors in California who are Age 60 and over can invest in the Fidelity VIP Government Money Market Portfolio during the Free Look period. If you are not satisfied with the performance of the available Portfolios, there are no alternative investments within the Policy.
•We may choose to add Investment Divisions in the future. If we do, we reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close or substitute for the current available Portfolios as investment options that are available under the policy.
•If we substitute shares of the current available Portfolios with shares of a replacement portfolio, the replacement portfolio may or may not be substantially similar. The effect of any substitution on the value of your policy and the IPR will depend on a variety of factors, such as the relative performance of the replaced and replacement portfolios, which we cannot predict. A substitution to another portfolio could have a materially negative effect on the value of your policy and the
IPR.
PRINCIPAL RISKS THE POLICIES— Policy Application and Premium Payments, Transfers and Limits on Transfers NYLIAC AND THE SEPARATE ACCOUNT— Additions, Deletions, or Substitutions of Investments
Investment Preservation Rider – P Series (IPR)
•The IPR is included with all policies; you cannot purchase the policy without the IPR.
•The IPR may be cancelled only under certain limited circumstances.
•The IPR provides no benefits if you surrender the Policy before the
Policy Anniversary when you are eligible to receive a potential one-time adjustment to your Accumulation Value.
•A withdrawal could reduce the value of the potential benefit under the
IPR by more than the dollar amount of the withdrawal.
DESCRIPTION OF BENEFITS
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax–qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.
•A premium payment made on a pre–tax basis as well as earnings on your policy will be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 ½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS

Investment Professional Compensation
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset–based
compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the specific payment arrangements of the broker-dealer your registered representative works for. This compensation may differ from the compensation paid by other companies for sales of their products.
Differences in compensation have the potential to influence the recommendation made by your registered representative or
broker-dealer. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges
Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax–Free Section 1035 Exchanges

Overview Of The Policy

Q.
What is this policy, and what is it designed to do?
A.
The New York Life Premier Variable Annuity- P Series is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in the Fidelity® VIP FundsManager® 60% Portfolio – Investor Class during an accumulation (savings) phase of the policy. The policy includes the Investment Preservation Rider – P Series (IPR), which provides a guarantee against any loss in Accumulation Value over a 10-year holding period. The policy also offers a death benefit to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who want a variety of investment options within the policy.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
•
the accumulation (savings) phase, when you make premium payments to us, and
•
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can invest your premium payments in the Fidelity VIP FundsManager 60% Portfolio Investment Division. If you are age 60 or over and live in California, you can choose to invest your premium payment in the Fidelity VIP Government Money Market Fund during the Free Look period. More information about the Portfolios is provided in APPENDIX 1: Portfolios Available Under the Policy;
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize your policy, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulation Value on a tax-deferred basis. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
A.
The Investment Preservation Rider- P Series (IPR). All policies include the IPR. For a fee, it protects your investment from a declining market, over a 10-year Holding Period.
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time (through partial withdrawals, periodic partial withdrawals, or surrendering the policy). See “ANNUITY PAYMENTS (THE INCOME PHASE)—Annuity Commencement Date.” However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59-½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”).
Tax treatment. Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Death benefit. Your policy includes a Standard Death Benefit that will pay your designated beneficiary(ies) the greatest of: (i) the Accumulation Value, or (ii) the total premium payments reduced proportionally by any partial withdrawals; (iii) the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the premium payment and reduced proportionally by any partial withdrawals after that Policy Anniversary; or (iv) the guaranteed amount under the IPR on the IPR Holding Period End Date, reduced proportionally by any partial withdrawals after the IPR Holding Period End Date.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy-related documents.

Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit
Guarantees your
beneficiaries will receive a
benefit at least equal to the
greatest of: (i) your
Accumulation Value or
(ii) your total premium
payments reduced
proportionally by any partial
withdrawals; or (iii) your
Accumulation Value as of the
Policy Anniversary
immediately following the
expiration of the Surrender
Charge Period for the
premium payment and
reduced proportionally by
any partial withdrawals after
that Policy anniversary; or
(iv) the guaranteed amount
under the IPR on the IPR
Holding Period End Date,
reduced proportionally by
any partial withdrawals after
the IPR Holding Period End
Date (the “IPR Death
Benefit”).
		No additional charge	•Withdrawals could significantly reduce the benefit, possibly by an amount substantially greater than the amount withdrawn.
INVESTMENT PRESERVATION RIDER – P SERIES
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment Preservation Rider –P Series (IPR)
Protects your investment
from loss for a 10-year
Holding Period. If, after the
Holding Period, your
Accumulation Value is less
than the amount guaranteed,
we will make a one-time
increase to your
Accumulation Value to make
it equal to the guaranteed
amount.
You may request to reset the
1.80% (of daily average accumulation value)
•Included with all policies.
•Can be cancelled only if
NYLIAC suspends the right
to reset.
•Withdrawals could
significantly reduce the
benefit (possibly by an
amount greater than the
actual amount withdrawn).
•An IPR Reset starts a new
Holding Period. New
annual charges may apply

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
guaranteed amount (an IPR Reset) under certain circumstances. Includes an IPR Death Benefit which is payable upon the death of the Owner if the Owner dies before the end of the Holding Period.
after you elect an IPR
Reset.
•IPR Reset rights may be
suspended or discontinued
and are subject to age
limits.
•The IPR Death Benefit is
only payable if the Owner’s
spouse does not elect to
continue the policy
pursuant to its spousal
continuance option. If the
Owner’s spouse elects to
continue the policy, the
rider will continue and the
IPR Death Benefit will not
be paid.

Buying The Policy

Q.
How do I purchase the New York Life Premier Variable Annuity—P Series policy?
A.
To purchase a policy, you must complete an application. Your registered representative will submit your application, along with your initial premium payment, to us. Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment.
Q.
How much can I contribute and how are my premium payments invested?
A.
The minimum premium payment is $25,000. You cannot make additional premium payments; however, additional payments identified in your application, and received by us in Good Order, in the 90-day period after the Policy Date, will be added to your premium payment. The maximum aggregate amount of premium payments we accept without prior approval from NYLIAC is $1,000,000.
For Qualified Policies, your premium payment cannot exceed the amount permitted by the plan or applicable law.
Your premium will be invested in the Fidelity VIP FundsManager 60% Portfolio, unless you are a California purchaser age 60 or older. If you are a California purchaser age 60 or older, you can choose to have the premium invested in the Fidelity VIP Government Money Market Portfolio during the Free Look period. At the end of the Free Look period, your investment will be moved automatically into the Fidelity VIP FundsManager 60% Portfolio.
Q.
When will any premium payments that I make be credited to my account?
A.
If the application is in Good Order, we will issue the policy and allocate the premium payment to the applicable Investment Division within two business days after we receive it. If your application is not in Good Order, we may delay issuing your policy and crediting your account while we obtain the missing information. However, we will not hold your premium payment for more than five Business Days without your permission.
We do not accept subsequent premium payments.
Acceptance of the premium payment is subject to our Sales Standards that are used to determine whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.

Making Withdrawals: Accessing Money In Your Policy

Q.
Can I access the money in my account during the Accumulation (Savings) Phase?
A.
During the accumulation (savings) phase of your policy, you have full access to your money. You can choose to withdraw your Accumulation Value at any time (although if you withdraw amounts early, you may have to pay a surrender charge and/or taxes, including tax penalties).

You can access the money in your policy by making a withdrawal, which will reduce the Accumulation Value of your policy (including the amount of your death benefit). However, withdrawing the Accumulation Value of your policy below a certain level will terminate your policy.
Withdrawals will proportionally reduce the guaranteed amount under the IPR. This means that if your Accumulation Value is lower than the guaranteed amount, the guaranteed amount will be reduced by more than the amount of the withdrawal.
Q.
Are there limitations and consequences associated with taking money out of my policy during the Accumulation (Savings) Phase?
A.Yes. These limitations and consequences include:
Limitations on withdrawal amounts
The minimum amount you can withdraw is $500,
unless we agree otherwise. Currently, online
withdrawals cannot exceed $250,000. If you request a
withdrawal for amounts greater than $50,000 in writing
we may require additional verification of your identity.

Surrender charges and taxes	As described above, there may be surrender charges and tax consequences when you take out money.
Negative impact of withdrawal on benefits and guarantees of your policy
A withdrawal may have a negative impact on certain
standard benefits under the policy. It may significantly
reduce the value of the IPR by more than the amount
of the withdrawal, if your Accumulation Value is greater
than the guaranteed amount under the IPR at the time
of the withdrawal. A withdrawal may also be a taxable
transaction and a 10% penalty tax could be applicable.

Q.
What is the process to request a withdrawal of money from my policy?
A.You can request to withdraw a portion of your Accumulation Value or surrender your policy in full at any time before the Annuity Commencement Date and while the Annuitant is living. If you want to surrender your policy, you can either contact your investment adviser representative, contact us by telephone at 1-800-762-6212 or send us a written request in Good Order at one of the below addresses. If you only want to withdraw a portion of your Accumulation Value, you can either request a partial withdrawal by contacting your investment adviser representative, online at www.newyorklifeannuities.com, by telephone at 1-800-762-6212, or by sending us a written request Good Order at one of the following addresses:
	Regular Mail	Express Mail
Surrender or Withdrawal Requests	NYL Annuities – TPD Mail Code 7390 P.O. Box 7247 Philadelphia, PA 19170-7390	NYL Annuities – TPD 400 White Clay Center Drive Attention: LOCKBOX 7390 Newark, DE 19711
Generally, withdrawal or surrender requests received in Good Order before the end of the Business Day will be processed that day. If we receive your request after the close of the Business Day, or on a day that is not a Business Day, your requested payment will be processed the next Business Day. Generally, NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order. Please consult your investment adviser representative before making any requests to surrender your policy or take a withdrawal.

Q.
Can I access the money in my account during the Annuity (Income) Phase?
A.
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, payments will be made over the life of the Annuitant(s) and are guaranteed for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options at our discretion. Once you annuitize, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy.
You may, however, elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of your Accumulation Value can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulations Value on a tax-deferred basis. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Additional Information about Fees

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals, and surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, make withdrawals or surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.
Payment Year	1	2	3	4	5	6	7	8+
Surrender Charge	7.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	0.00%

Other Transaction Charges	Guaranteed maximum charge	Current charge
Transfer Fee (charged for transfers in excess of 12 in a Policy Year)*	$30	$0
Payments Returned for Insufficient Funds	$30	$0
*Currently the policy offers only one Investment Division. In the future we may make additional Investment Divisions available and may charge for transfers between them.
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).

Annual Policy Expenses
	Guaranteed Maximum Charge	Current Charge
Base Contract Expenses (M&E Charges)[1]	1.20% (During the Surrender Charge Period)	1.20% (During the Surrender Charge Period)
	1.00% (After the Surrender Charge Period)	1.00% (After the Surrender Charge Period)
Annual Charge for IPR-P Series (IPR)[2]	1.80% (During the Surrender Charge Period)	0.70% (During the Surrender Charge Period)
1
As an annualized percentage of daily Variable Accumulation Value. We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus.
2
As an annualized percentage of daily Variable Accumulation Value. The IPR is included with all policies.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1.
Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.[1]
Before fee waivers and expense reimbursements	0.80%	0.80%
After fee waivers and expense reimbursements[2]	0.75%	0.75%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2021.
2
Fee waivers and expense reimbursements are expected to continue through April 30, 2023 and may be terminated at any time thereafter at the option of the Portfolio company.
Example
This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual policy expenses and Annual Portfolio Expenses.
The Example assumes that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Expenses and IPR Charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$9,238.60	$14,306.78	$18,475.59	$29,509.41
If you annuitize at the end of the applicable time period:	$9,238.60	$8,539.94	$14,475.59	$29,509.41
If you do not surrender your policy:	$2,800.00	$8,539.94	$14,475.59	$29,509.41

Appendix 1
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/premier-pseries. You can also request this information at no cost by calling the New York Life Annuities Service Center at 800–762–6212 or by sending an email request with your name and mailing address to PremierPProspectus@newyorklife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
The Fidelity® VIP Government Money Market Portfolio is available only during the Free Look period and only to California purchasers who are Age 60 or over.
Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Investor Class Adviser: FMR	0.75%	12.34%	11.27%	9.61%
Money Market	Fidelity® VIP Government Money Market Portfolio — Investor Class Adviser: FMR / Subadvisers: Other investment advisers	0.25%	0.01%	0.92%	0.49%
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are expected to continue through April 30, 2023 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Portfolio for the year ended December 31, 2021 reflect temporary fee reductions under such an arrangement.
Appendix 1-1

Appendix 2
State	Features/Benefits	State Variation
California	See “THE POLICIES—Investment Preservation Rider – P Series”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider – P Series.
Florida	See “The POLICIES—Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and the Accumulation Value.
New Jersey	Civil Union Partner Endorsement
Civil Union partners are permitted to continue
the policy under the spousal continuance
provisions with the following exceptions. If your
Civil Union Partner continues the policy after
your death, your Civil Union Partner will have
all rights of ownership. However, to comply
with the Internal Revenue Code and the
applicable Treasury Regulations, the entire
proceeds of the policy must be either be:
(a) disbursed within five years of the
original Owner’s death; or
(b) placed under the Life Income –
Guaranteed Period Payment Option or
any other Income Payment option that is
available at that time, provided that
such payments are made over the life of
the Civil Union Partner or over a number
of years that is not more than the life
expectancy of the Civil Union Partner
(as determined for federal tax purposes)
at the time of the original Owner’s
death, and begin within one year after
the original Owner’s death.

New York	See “THE POLICIES—Investment Preservation Rider – P Series”
(a) While a policy is in force we may not
suspend or discontinue your right to
reset the guaranteed amount.
(b) An ownership change or assignment of
the policy does not terminate the IPR.
(c) The IPR Death Benefit is not available.
(d) The name of the IPR is “Guaranteed
Minimum Account Benefit”.

North Dakota	See “THE POLICIES—Your Right to Cancel (“Free Look”)”
You may cancel the policy within twenty (20)
days from the date you received it and receive
the Accumulation Value at the time the
cancellation request is made without any
surrender charges being applied, plus the
premium paid for any riders.

1

Back Cover Page
This Summary Prospectus incorporates by reference the New York Life Premier Variable Annuity- P Series full statutory prospectus and the Statement of Additional Information (SAI), both dated May 1, 2022, as amended or supplemented. The full statutory prospectus and the SAI are posted on our website, https://dfinview.com/NewYorkLife/TAHD/premier-pseries. The full prospectus and SAI for the policy may be obtained, free of charge, in any manner shown on the front page of this Summary Prospectus.
Separate Account III EDGAR contract identifier #C000207404